EXHIBIT 10.58

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – Lloyd’s

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

CERTAIN UNDERWRITERS AT LLOYD’S

(hereinafter called, with other participants, the “Reinsurer”)

who are signatories hereto, each for the proportion underwritten and not one for another

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – Lloyd’s

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Syndicate #	Pseudonym	Initial	Date
609	AUW
1084	CSL
1414	ASC
2001	AML
2007	NVA
2010	MMX
2791	MAP
2987	BRT

The share attaching to this Contract is subscribed by the Underwriters, Members of the Syndicates the definitive numbers of which and the proportions reinsured described above.

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – Lloyd’s

DOC: May 20, 2015

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – Lloyd’s

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

AMLIN BERMUDA (BRANCH OF AMLIN AG)

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – AMLN

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

AMLIN BERMUDA (BRANCH OF AMLIN AG)

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – AMLN

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ACE TEMPEST REINSURANCE LIMITED

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – ACETR

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this                      day of             , 20

ACE TEMPEST REINSURANCE LIMITED

BY:

TITLE:

Signed in                                 , on this                      day of             , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – ACETR

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ARCH REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – ARCHL

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

ARCH REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – ARCHL

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

DAVINCI REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – DAVI

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

DAVINCI REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – DAVI

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

EVEREST REINSURANCE COMPANY

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – EVRST

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

EVEREST REINSURANCE COMPANY

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – EVRST

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

MONTPELIER REINSURANCE LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – MONTP

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

MONTPELIER REINSURANCE LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – MONTP

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ODYSSEY REINSURANCE COMPANY

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – ODY

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

ODYSSEY REINSURANCE COMPANY

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – ODY

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

PARTNER REINSURANCE COMPANY LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – PARTN

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

PARTNER REINSURANCE COMPANY LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – PARTN

DOC: May 20, 2015

ENDORSEMENT NO. 1

to the

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

RENAISSANCE REINSURANCE, LTD.

(hereinafter called, with other participants, the “Reinsurer”)

Effective June 1, 2015, the Contract has been amended as follows:

SUBPARAGRAPH (a) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

The Reinsured shall provisionally purchase mandatory coverage, hereinafter referred to as “Actual FHCF Coverage,” from the Florida Hurricane Catastrophe Fund (FHCF) with the following limit and retention:

i. 90.0% of $975,000,000 excess of $345,000,000 (mandatory layer).

The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

SUBPARAGRAPH (d) OF PARAGRAPH (2) OF ARTICLE 6 – FLORIDA HURRICANE CATASTROPHE FUND shall now read as follows:

“Deemed FHCF Coverage” shall have the following provisional limit and retention:

i. 90.0% of $940,000,000 excess of $332,000,000.

The Deemed FHCF Coverage for this Contract shall be based on the mandatory FHCF premium for the Reinsured’s Business Covered under this Contract evaluated as of June 30, 2015, and the 2015 FHCF Payout and Retention Multiples. The provisional limit and retention above may increase or decrease in accordance with the provisions of the reimbursement contract between the Reinsured and the State Board of Administration of the State of Florida (SBA).

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – REN

DOC: May 20, 2015

PARAGRAPH (5) OF ARTICLE 15 – CONFIDENTIALITY shall read as follows:

With regard to any personally identifiable information of the insured under the Reinsured’s Policy to which the Reinsurer or its representatives may have access, the Reinsurer shall agree to be bound by the insurance privacy laws of the state in which the Policy is issued and any applicable U.S. federal law and shall keep such information secure in accordance with U.S. insurance industry standards or that of the Reinsurer’s country of domicile, whichever standards are higher.

ARTICLE 36 – TERRITORY shall now read as follows:

The territorial limits of this Contract shall be identical with those of the Reinsured’s Policies.

SCHEDULE B shall now read as attached.

All other Terms and Conditions remain unchanged.

Signed in                                 , on this              day of                     , 20

RENAISSANCE REINSURANCE, LTD.

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – REN

DOC: May 20, 2015

SCHEDULE B

MULTI-YEAR CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

EFFECTIVE: JUNE 1, 2014

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

Contract Year 2	Excess Layer 3			Excess Layer 4
Reinsured’s Retention		$104,000,000			$332,000,000
Reinsurer’s Per Occurrence Limit		$228,000,000			$94,000,000
Reinsurer’s Contract Limit		$456,000,000			$188,000,000
Rate on Line		****	%		****	%
Exposure Rate		****	%		****	%
Minimum Premium	$	****		$	****
Deposit Premium	$	****		$	****
Deposit Payment Schedule:
Installment Due June 1, 2015	$	****		$	****
Installment Due September 1, 2015	$	****		$	****
Installment Due January 1, 2016	$	****		$	****
Installment Due April 1, 2016	$	****	*	$	****	*

*	plus applicable adjustment per Rate and Premium Article

All figures listed above are based on a projected TIV of $47,625,882,720 and shown at 100% for each excess layer and shall apply to each Reinsurer in the percentage share for that excess layer expressed in its Interests and Liabilities Agreement attached hereto.

ARP-HCI-02-CAT-201-14	Endorsement No. 1 – REN

DOC: May 20, 2015